CSE: TRUL OTCQX: TCNNF ir@trulieve.com Investor Presentation October 2021 Exhibit 99.1

Forward Looking Statements and Industry and Market Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Please note: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, including its consumption, possession, cultivation, distribution, manufacturing, dispensing, and possession with intent to distribute. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

Management’s Use of Non-GAAP Financial Measures Our management uses financial measures that are not in accordance with generally accepted accounting principles in the United States, or GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted EBITDA is a financial measure that is not defined under GAAP. Our management uses this non-GAAP financial measure and believes it enhances an investor’s understanding of our financial and operating performance from period to period because it excludes certain material non-cash items and certain other adjustments management believes are not reflective of our ongoing operations and performance. Adjusted EBITDA reported by Trulieve excludes from net income as reported interest, share-based compensation, tax, depreciation, amortization, acquisition and transaction costs, fair value step-up of inventory from acquisitions, non-cash expenses and other income. Adjusted EBITDA reported by Harvest Health & Recreation Inc. is calculated as net income (loss) before non-controlling interest before net interest and other financing costs, income taxes, depreciation and amortization expenses; fixed and intangible asset impairments; gain or loss on assets; change in fair value adjustment of liability; other (income) expense; foreign exchange gain (loss); share-based compensation expense; contract asset (recovery) impairment; discontinued operations, net of tax; other expansion expenses (pre-open); and transaction and other special charges.  The financial measures noted above are metrics that have been adjusted from the GAAP net income measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non-recurring, irregular and one-time items that may otherwise distort the GAAP net income measure. As noted above, our Adjusted EBITDA is not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP. Because of these limitations, we consider, and you should consider, Adjusted EBITDA together with other operating and financial performance measures presented in accordance with GAAP. A reconciliation of Adjusted EBITDA from net income, the most directly comparable financial measure calculated in accordance with GAAP, has been included at the end of this presentation.

149 Dispensaries (as of October 1, 2021) 11 States (including GA Notice of Intent to Award Class 1 Production License) ~3.1M sq ft Cultivation (as of October 1, 2021) 14 Consecutive quarters profitability (through June 30, 2021)

Harvest Health & Recreation Acquisition Trulieve has closed the acquisition of Harvest, solidifying its position as the largest and most profitable MSO. Our industry leading footprint serves as a platform to accelerate our national expansion strategy and go deeper in the markets where we operate. This transformational deal supports our vision of increasing access to cannabis through industry-leading retail stores, creating innovative high-quality products and brands, and delivering optimal customer experiences.

An Unparalleled Platform for Accelerated Growth

Industry Leading Scale
Largest footprint across the U.S. with 149 retail locations and > 3.1M sq ft cultivation

The Most Profitable U.S. MSO
Combined[1] 2Q:2021 revenue of ~$318 million and Adjusted EBITDA[2] of ~$123 million, the largest reported for U.S. MSOs

Superior Existing Retail and Wholesale Distribution Model
Footprint spans 11 states in 3 hubs; market leaders in Arizona, Florida and Pennsylvania

Poised for Expansion in Multiple States
Expansion underway across all hubs to add scale in new and existing markets

Premier Product Selection and Brands
Portfolio of in-house and partner brands across multiple form factors

Best in Class Management
Established track record of success driven by experienced and proven teams

1. *Q2 2021 Combined results represent the addition of individually reported results and may differ when reported on a consolidated basis.*
2. *Adjusted EBITDA is a non-GAAP financial measure. See slide 3 for disclosure regarding management's use of non-GAAP financial measures and slide 21 for Q2 2021 reconciliations to GAAP.*

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Trulieve®

Transaction Details Trulieve acquired all issued and outstanding shares of Harvest Harvest shareholders received 0.1170 Trulieve share per Harvest share Trulieve acquired 434,823,273 Harvest shares in exchange for 50,874,175 Trulieve shares All share classes of Harvest’s stock were delisted Concurrent with closing, Harvest sold its Florida medical marijuana license for $55 million in cash All Harvest assets in Florida transferred to Trulieve 14 Harvest retail locations in Florida will be re-branded and will re-open in stages in the coming weeks Harvest CEO and Co-Founder Steve White will remain at Trulieve As an early operator in the regulated cannabis industry Steve White brings valuable experience to the organization

Largest Multi-State Operator by Cultivation and Retail

SOUTHWEST
21 stores
375K sq. ft. cultivation & production

CA
AZ
NV
CO


MA
CT
PA
NV
CA
CO
WV
MD
AZ
GA
FL

Combined:
149 Stores
3.1M sq ft Cultivation & Processing
As of September 30, 2021
All stores owned, operated, or affiliated

NORTHEAST
23 stores
327K sq. ft. cultivation & production

PA
MA
CT
WV
MD

SOUTHEAST
105 stores
2.4 M sq. ft. cultivation & production

GA
FL

Operational
Under Construction

Operational States
Arizona
California
Colorado
Connecticut
Florida
Massachusetts
Maryland
Nevada
Pennsylvania

Pre-Revenue
Georgia
West Virginia

Trulieve®

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Southeast Hub FLORIDA 105 retail dispensaries supported by ~2.4M sq ft cultivation as of October 1, 2021 Market leader with 28% stores and 50% of market share for flower as of October 1, 2021 Approximately 95% of registered patients have visited a Trulieve store 619,228 registered patients as of October 1, 2021 GEORGIA Notified of intent to award one of two Class I Production licenses in the state Allowed a 100k sq ft cultivation and production facility Will be allowed 5 retail dispensaries with the license 16 qualifying conditions ~18,000 patients registered in the state

Southwest Hub ARIZONA 16 retail dispensaries supported by 320K sq ft of cultivation with indoor, greenhouse, and outdoor facilities Recreational sales launched in January 2021 Licenses for three additional retail locations Expansion of cultivation and processing ongoing ~313,000 registered patients as of August 2021 CALIFORNIA 5 retail dispensaries Licensed medical/adult-use cannabis dispensaries Estimates of 6-7M consumers in the state

Southwest Hub NEVADA Wholesale operations serving medical and adult use markets 32,000 sq ft cultivation and production facility located in Cheyenne 13,210 patients as of March 2021, and ~350,000 consumers in-state plus heavy tourism COLORADO Wholesale operations serving medical and adult use markets 14,139 sq ft processing facility located in Denver Estimates of 1.4 -1.7M consumers in the state

Northeast Hub PENNSYLVANIA 17 affiliated retail locations 126,800 sq ft indoor cultivation and processing through affiliated facilities Wholesale distribution to 100% of the PA market Ongoing expansion of cultivation and processing capacity ~550,000 registered patients as of Q2 2021 MARYLAND 3 retail dispensaries 101,750 sq ft indoor cultivation, 8,400 sq ft processing facility and 12,000 sq ft greenhouse cultivation 141,940 registered patients as of October 2021

Northeast Hub

MASSACHUSETTS

- 2 retail dispensaries supported by 78K sq ft of cultivation and production
- ~94K patients and ~1.3 - 1.6M consumers

CONNECTICUT

- 1 retail dispensary acquired in 2019
- Outperforms as one of 18 dispensaries in the state, yet served approximately 9% of medical patient population during Q2 2021
- Adult use sales launch anticipated in 2022
- ~54,000 registered patients as of June 2021

WEST VIRGINIA

- First to commence operations in the state and get plants in ground in July 2021
- Vertical operation in a well-located, low-cost state ready for future developments
- ~3,472 registered patients as of September 2021

Trulieve®

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Premier Brand Portfolio Cultivar Collection Sweet Talk Muse Momenta Alchemy Roll One Co2lors Includes Trulieve and Harvest branded products:

Designed to provide a growing variety of offerings for patients and consumers. Bringing New Innovations to Market R&D teams and an Innovation Lab to explore and deliver new product offerings National brand partnerships Carefully curated local partners Future-focused and ready as market offerings change

Go-to-Market Strategy Providing the highest quality products, premier national brands, cherished local brands and the best consumer experience. Large & growing product line 900+ SKUs with multiple concentration ratios and strains Powerful brand name partnerships Helping markets grow faster with national brand names Building trust with local brands Local brands build community support Wholesale distribution Extend brands in approved states

Significant Opportunity for Value Creation Maintain market leadership in core markets Integrate acquisitions and deploy talent and resources Streamline and automate processes and facilities Execution Expansion Grow organically through expansion in cornerstone states Pursue strategic M&A opportunities Submit license applications in attractive markets Build upon foundation in cornerstone states Achieve scale and depth ahead of future regulatory catalysts Redeploy capital returns to attractive markets Momentum State adoption and expansion of medical and adult use programs SAFE Banking Act: Traditional banking services MORE Act/STATES/CAOA Acts: Legalization/Decriminalization Interstate commerce 280E tax deductions Listing on U.S. exchanges FL – Growing medical market with potential for adult use sales AZ – Adult use launched Jan 2021, potential for wholesale expansion PA – Growing medical market with potential for adult use sales, potential for wholesale expansion Regulatory Reform Cornerstone States

Executive Management Team Over 15 years of experience running successful businesses from real estate to finance. Legal background in M&A and securities law. Rivers serves as second vice chair for the National Cannabis Roundtable. ALEX D’AMICO Chief Financial Officer Over 20 years of accounting and finance experience in technology, healthcare entertainment and advertising. TIM MOREY Chief Sales Officer Over 20 years of retail leadership and operations experience. ERIC POWERS Chief Legal Officer Over 25 years of broad legal experience with a background in corporate and tax law, both in-house and private practice. KYLE LANDRUM Chief Production Officer Over 10 years of multi-site operations management and successfully led large teams to achieve company goals. KIM RIVERS Chief Executive Officer Over 10 years of cannabis experience as CEO and Co-Founder of Harvest Health & Recreation with legal background as former litigator. Pioneer in advancement of regulated cannabis industry. STEVE WHITE Harvest Chief Executive Officer

Board of Directors KIM RIVERS, Chief Executive Officer Experienced entrepreneur with successful track record in multiple sectors including cannabis and real estate. Rivers joined Trulieve at its inception and has been the key driver for the Company’s customer-centric vision, strong growth, strategic expansion, and industry-leading profitability. Prior to Trulieve, Ms. Rivers spent several years as an attorney in private practice specializing in mergers, acquisitions, and securities for multi-million-dollar corporations. GIANNELLA ALVAREZ, Director Experience in strategic planning, branding, innovation, consumer insights, technology, and scaling and leading multi-billion-dollar businesses. Previously CEO of Beanitos, Inc., a privately held snack food company, and Harmless Harvest, Inc., a privately held organic food and beverage company. Her experience includes senior global leadership roles at The Coca-Cola Company, The Procter and Gamble Co. and Kimberly Clark. RICHARD MAY, Director President and Co-Owner of May Nursery, Inc. where he has 18 years of growing and managing experience. He has served on several agricultural and civic boards including the Southern Nursery Association and the Gadsden County Chamber of Commerce. May is a founding member of Trulieve. JANE MORREAU, Director Seasoned global finance executive with a broad skillset and expertise. Experience includes supply chain management, manufacturing operations, information technology, retail operations, mergers and acquisitions and corporate strategy. Morreau formerly served as Executive Vice President and Chief Financial Officer of Brown-Forman Corporation. PETER T. HEALY, Lead Director Attorney with a focus on capital markets, M&A, & private equity transactions. Clients have included corporate issuers, Wall Street underwriters, and private equity firms. Substantial experience representing issuers and underwriters in public offerings and private placements, private equity firms and sovereign wealth funds in their investment activities, and corporate boards in governance matters and strategic transactions. THAD BESHEARS, Director Co-Owner/President of Simpson Nurseries of FL and TN where he develops and implements strategic vision while monitoring the market for opportunities for growth and expansion. Responsible for all sales operations, production, and inventory tracking. Under his guidance and oversight, the company has more than doubled their annual sales. THOMAS MILLNER, Director Strong combination of executive leadership, merchandising and multichannel operational skills, and a philanthropic background. Served as CEO of Cabela's, a direct marketer and specialty retailer of outdoor recreation merchandise, for nearly a decade.  Prior to Cabela's, Milner spent 14 years as president and CEO of North Carolina's Remington Arms Company. SUSAN THRONSON, Director Independent director with global digital, ecommerce and loyalty marketing experience. Thronson was Senior Vice President of Global Marketing for Marriott International, leading Marriott's worldwide integrated marketing strategy and execution for its 15 hotel brands.

Q2 2021 Results Trulieve Highlights1 Harvest Highlights1 In millions Year Ended Dec 31 2020 3 Mo Ended Mar 31 2021 3 Mo Ended June 30 2021 Total Revenue $521.5 $193.8 $215.1 Gross Profit $386.4 $135.3 $144.5 Operating Expenses $155.5 $57.3 $61.5 Net Income $63.0 $30.1 $40.9 Adj. EBITDA3 $251.0 $90.8 $94.9 Second quarter 2021 financial highlights are as reported in the respective Company’s Form 10Qs and as filed with the SEC. Q2 2021 Combined results represent the addition of individually reported results and may differ when reported on a consolidated basis. Adjusted EBITDA is a non-GAAP financial measure. See slide 3 for disclosure regarding management’s use of non-GAAP financial measures and slide 21 for Q2 2021 reconciliations to GAAP. In millions Year Ended Dec 31 2020 3 Mo Ended Mar 31 2021 3 Mo Ended June 30 2021 Total Revenue $231.4 $88.8 $102.5 Gross Profit $129.8 $47.9 $52.3 Operating Expenses $135.6 $27.2 $34.6 Net Income ($59.6) ($23.0) ($19.2) Adj. EBITDA3 $15.3 $26.9 $28.0 3 Mo Ended June 30 2021 $317.6 $196.8 $96.1 $21.7 $122.9 Q2 2021 Combined2

Reconciliation of Non-GAAP Adjusted EBITDA

Trulieve[1]

In Millions	Year Ended Dec 31, 2020	3 Mo Ended Mar 31, 2021	3 Mo Ended Jun 30, 2021
Net income (GAAP)	$ 63.0	$ 30.1	$ 40.9
Add (deduct) impact of:			
Depreciation and Amortization	12.6	5.4	6.7
Depreciation included in COGS	11.5	3.7	5.0
Interest Expense, net	20.2	7.9	6.6
Share-Based Compensation	2.8	0.7	0.7
Other Expense (Income), Net	40.7	0.0	(0.3)
Provision for Income Taxes	94.5	34.5	29.1
Acquisition and Transaction Costs	4.7	2.0	4.5
Covid Related Expenses	—	3.8	1.7
Inventory Step Up, Fair Value	1.0	2.5	0.0
Adjusted EBITDA (non-GAAP)	$ 251.0	$ 90.8	$ 94.9

Harvest[1]

In Millions	Year Ended Dec 31, 2020	3 Mo Ended Mar 31, 2021	3 Mo Ended Jun 30, 2021
Net income (loss) before NCI (GAAP)	$ (59.6)	$ (23.0)	$ (19.2)
Add (deduct) impact of:			
Net interest and other financing costs	39.0	8.7	9.2
Income tax	3.7	6.5	6.8
Depreciation and Amortization	11.3	3.5	3.5
Fixed and intangible asset impairments	0.7	—	—
(Gain) loss on assets	(11.8)	(1.8)	0.0
Fair value of liability	10.1	24.4	8.4
Fair value of contingent consideration	—	—	4.5
Other (income) expense	(17.2)	(1.5)	0.3
Foreign currency (gain) loss	0.1	(0.0)	(0.0)
Share-based compensation expense	22.5	4.9	3.7
Contract asset impairment	0.7	—	—
Discontinued operations, net of tax	1.3	—	2.0
Other expansion expenses (pre-open)	12.7	3.2	3.4
Transaction & other special charges	1.8	2.0	6.0
Adjusted EBITDA (non-GAAP)	$ 15.3	$ 26.9	$ 28.6

1. Adjusted EBITDA is a Non-GAAP financial measure. Non-GAAP Adjusted EBITDA reconciliations are as reported by the respective Company and are based on audited financial statements for the fiscal year ended December 31, 2020 and the unaudited financial statements for each of the quarters ended March 31, 2021 and June 30, 2021.

Trulieve®

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Florida Population 21.5M Market Medical Arcview 25E Market Size $2.6B Approved Dispensaries 371 Cultivation & Production Operators (Vertical Market) 22 Pennsylvania Population 12.9M Market Medical Arcview 25E Market Size $770M Operational Dispensaries 133 Cultivation & Production Licenses Operational 25 Arizona Population 7.2M Market Medical Adult-Use Arcview 25E Market Size $1.5B Operational Dispensaries 125 Cultivation & Production Licenses ~300 Maryland Population 6.2M Market Medical Arcview 25E Market Size $1.3B Approved Dispensaries 102 Cultivation & Production Licenses 22 Cultivation 24 Processing

Colorado – Adult-use Population 5.8M Arcview 25E Market Size $2.5B Stores and Cultivators 428 stores 460 cultivators 219 processors Nevada – Adult-use Population 3.1M Arcview 25E Market Size $1.4B Stores and Cultivators 67 stores 158 cultivators 110 processors California Population 40.3M Market Medical Adult-Use Arcview 25E Market Size $7.4B Approved Dispensaries 1,000+ Cultivation & Production 1,391 Cultivation 34 Processing Massachusetts Population 6.9M Market Medical Adult-Use Arcview 25E Market Size $1.4B Approved Dispensary Licenses 136 Cultivation & Production Licenses 67 Cultivation 54 Processing Connecticut Population 3.6M Market Medical* Arcview 25E Market Size $355M* Approved Dispensaries 18 Cultivation & Production Licenses 4 * 2022 adult use launch expected